EXHIBIT 10.3

                                EARNOUT AGREEMENT
                                -----------------

     This  Earnout  Agreement  ("Agreement")  is  entered  into  this     day of
                                 ---------                           -----
January, 2006, by and between Joel Stephen Logan, II, Charles L. Murphree, Jr., John Steven Lawler, James David Shaw, William Joseph Aycock, Jr., Jerry Ray Cooper, Jr., Timothy Wayne Gann, and Jimmy Ray Hawkins (individually, a "Seller"
                                                                         ------
and  collectively,  the  "Sellers"),  Deer Valley Homebuilders, Inc., an Alabama
                          -------
corporation  ("Deer  Valley"),  and  DeerValley  Acquisitions  Corp.,  a Florida
               ------------
corporation  (the  "Buyer").
                    -----

                                    RECITALS

     A. Pursuant to the Common Stock Purchase Agreement dated November 1, 2005 (the "Purchase Agreement"), Sellers have, on this date, sold 100% of the
             -------------------
issued  and  outstanding  capital  stock  of  Deer  Valley  to  the  Buyer.

     B. The Purchase Agreement provides that a portion of the Purchase Price (as defined in the Purchase Agreement) is to be calculated and paid as an earnout based upon the Net Income Before Taxes (hereinafter defined) of Deer Valley.

     C. Sellers have agreed that determination and payment of the earnout contemplated by the Purchase Agreement is to be in accordance with the terms of this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the respective covenants and provisions herein contained, each Seller and Buyer agree as follows:

                                   ARTICLE I.
                                PRICE ADJUSTMENT
                                ----------------

     1.1     Annual Price Adjustment.  For each Earnout Year (as defined below),
             -----------------------
the  Buyer  shall  accrue  a liability in an amount equal to: (a) the Net Income
                                                               -
Before  Taxes  of  Deer  Valley for such Earnout Year (as determined pursuant to
Article  II below) minus $1,000,000; multiplied by  (b) fifty (50%) percent (the
                                     -------------   -
"Annual  Price  Adjustment").  For example, if the Net Income Before Taxes for a
 -------------------------
particular Earnout Year is $3,000,000, then the Annual Price Adjustment for such Earnout Year will be $1,000,000. The Annual Price Adjustment shall be determined and deposited annually on or before the earlier of: (y) twenty days (20) after
                                                       -
the completion of the audit of the Parent Company's financial statements for such Earnout Year; or (z) ninety days following the end of such Earnout Year.
                          -
The annual period used to measure the Annual Price Adjustment shall be the Company's fiscal year (each, an "Earnout Year"). All payments made under this
                                   ------------
Agreement shall be treated as an adjustment to the Purchase Price. The aggregate of such accrued liabilities being referred to herein as the "Price
                                                                           -----
Adjustment  Target  Account  or"PATA."  As to the start date, calculation of the
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contributions  related  to the PATA shall include the Net Income Before Taxes of
Deer Valley for the fourth quarter of 2005 (which shall include revenue generated by homes delivered by Deer Valley on or after October 2, 2005), however the $1,000,000 calculation for the fourth quarter of 2005 shall be $250,000. Such accrual for the fourth quarter of 2005 shall be available for a cash distribution in accordance with Section 1.3 below after the 2006 fiscal year.

     1.2     Security  for the PATA Account.  The Buyer shall secure liabilities
             ------------------------------
accrued under Section 1.1 above by either: (a) depositing cash into a segregated
                                            -
account  maintained  with  an escrow agent mutually agreed to by the Buyer and a

Majority  of  the  Sellers (the "Escrow Agent"); (b) by delivering or depositing
                                 ------------     -
marketable securities, which shall not be securities of the Buyer or the Parent Company, or bonds with the Escrow Agent; or (c) by posting a letter of credit
                                                -
provided by a federally insured bank for the benefit of the Sellers, which may or may not be the escrow agent. The form of the security referenced above being in Buyer's sole discretion. The Buyer and the Seller shall mutually agree upon an escrow agent within thirty (30) days of the date of this Agreement. The PATA Account does not decrease for losses sustained by Deer Valley in subsequent years, by devaluation of the securities deposited with the Escrow Agent, or by any other means, except as provided herein by the provisions allowing for Cash Distributions (as defined below), for payments on the Distribution Date (as defined below), Forfeiture (as defined below), or otherwise provided herein.

     1.3     Early  Cash  Distributions.  At any time after determination of the
             --------------------------
Annual Price Adjustment for each Earnout Year, each Seller may request, in writing, a cash payment in an amount equal to: (a) the Cumulative Price
                                                         -
Adjustments  multiplied by fifty (50%) percent; multiplied by (b) the percentage
                                                -------------  -
(%)  set  forth  next  to  such  Seller's name on Exhibit"A" attached hereto, as
                                                  ----------
Exhibit"A"  may  be  amended  pursuant  to Section 1.5 below; (c) minus any Cash
----------                                                        -----
Distributions previously made to such Seller under this Section 1.3 (each, a "Cash Distribution"). For example, if (a) the Cumulative Adjustments are
   ----------------
$1,000,000, (b) the percentage set forth next to a particular Seller's name on Exhibit A is 30%, and (c) such Seller has not previously received any Cash Distributions under this Section 1.3, then the Cash Distribution available for such Seller is $150,000. By way of additional example, if (a) the Cumulative Adjustments are $1,000,000, (b) the percentage set forth next to a particular Seller's name on Exhibit A is 30%, and (c) the total amount previously paid to such Seller under this Section 1.3 is $75,000, then the Cash Distribution available for such Seller is $75,000. Deer Valley shall make a Seller's Cash Distribution within forty-five (45) days after receipt of written notice from such Seller. Each Seller is entitled to receive only one cash distribution per fiscal year under this Section 1.3. The security required pursuant to Section
1.2  above  shall  be  reduced  by  the  aggregate  Cash  Distributions.

     1.4     Payments  on  the  Distribution  Date.  Within forty-five (45) days
             -------------------------------------
after  the  earlier of: (a) the determination of the Annual Price Adjustment for
                         -
the  2013  fiscal  year;  (b)  the  date  that  both  (i)  the  Cumulative Price
                           -                           -
Adjustments  (as  defined  in  Section 4.1 below) equals $6,000,000 and (ii) the
                                                                         --
five  (5)  year  term  of each Employment Agreement has expired; or (c) upon the
                                                                     -
Sale  of  the  Business  (as  defined  in  Section 4.1 below) (the "Distribution
                                                                    ------------
Date"),  Deer  Valley  shall  pay  to  each  Seller  an amount equal to: (y) the
                                                                          -
Cumulative  Price Adjustments multiplied by the percentage (%) set forth next to
                              -------------
such Seller's name on Exhibit"A" attached hereto, as may be amended from time to
                      ----------
time  pursuant  to  Section  1.5 below; minus (z) any Cash Distributions made to
                                        -----  -
such Seller under Section 1.3 above; provided, however, if payment is being made under this Section 2.4 due to the Sale of the Business, then the Cumulative Price Adjustments shall be deemed to be $6,000,000, minus any payments that may
                                                     -----
have  been  forfeited  under  Section  1.5(y)  below.
                                           -

     1.5     Forfeiture.  If,  before  the  Distribution  Date,  (a)  the Parent
             ----------                                           -
Company or Deer Valley terminates a Seller's employment for Cause (as defined in each Employment Agreement), (b) a Seller terminates his employment with Deer
                                -
Valley  prior  to  the five (5) year term of each Employment Agreement, or (c) a
                                                                            -
Seller breaches the terms of a Non-Competition Agreement (in each case, a "Forfeiture Event"), then, upon written notice by Parent Company or Deer Valley
 -----------------
to  such  Seller,  such  Seller (a "Forfeiting Seller") shall have forfeited his
                                    -----------------
interest in the Price Adjustment Target Account (the "Forfeited PATA Interest").
                                                      -----------------------
Upon  a Forfeiture Event, (y) fifty (50%) percent of the Forfeited PATA Interest
                           -
shall  be  immediately  released from the Price Adjustment Target Account to the

Buyer,  and (z) the remaining fifty (50%) percent of the Forfeited PATA Interest
             -
shall  be  allocated to the remaining Seller's pro-rata according to Exhibit"A",
                                                                     ----------
as amended, and distributed accordingly on the Distribution Date. Upon a Forfeiture Event, Exhibit"A" shall be deemed amended to reflect that the
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Forfeiting  Seller's  interest  has  been allocated to the remaining Sellers, as follows: each remaining Seller's percentage interest shall equal (i) the number of shares stated next to such Seller's name on Exhibit "A," divided by (ii) the
                                                             ----------
total number of shares held by all Sellers less the shares held by the Forfeiting Seller. Notwithstanding anything to the contrary, a Forfeiture Event shall not affect any Cash Distributions made prior to the date of the Forfeiture Event.

                                   ARTICLE II.
                     COMPUTATION OF NET INCOME BEFORE TAXES
                     --------------------------------------

     2.1     Manner  of Computation. For purposes of this Agreement, "Net Income
             ----------------------                                   ----------
Before Taxes" for any Earnout Year shall mean the consolidated net income before
------------
taxes of Deer Valley, after deduction of all expenses, including deductions for profit sharing or bonuses accrued by any employees of Deer Valley, including profit sharing of the Sellers under the terms of each Employment Agreement. Net Income Before Taxes shall be determined in accordance with generally accepted accounting principles ("GAAP") as determined by the firm of independent
                          ----
certified public accountants engaged by the Parent Company for purposes of auditing its year end financial statements for reporting purposes under the
Exchange  Act  (the "Audit"), or such other firm of independent certified public
                     -----
accountants as selected by the Board of Directors of the Parent Company ("Accountants"). In determining Net Income Before Taxes:
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     (a)     No  deduction  shall be made for expenses necessary to maintain the
Parent Company's status as a public company reporting under the Exchange Act of 1934, as amended (the "Exchange Act"), including any additional staff that Deer Valley may require to facilitate additional record keeping necessary for compliance with the Exchange Act, and any audit and legal fees incurred by the Parent Company in connection with filings under the Exchange Act;

     (b) The purchase and sales prices of goods and services sold by Deer Valley to Parent Company or its Affiliates or purchased or received by Deer Valley from Parent Company or its Affiliates shall be adjusted to reflect the amounts that Deer Valley would have realized or paid if dealing with an independent party in an arm's-length commercial transaction;

     (c) The Parent Company may charge interest on any loans or advances made by Parent Company to Deer Valley in connection with its business operations at an annual rate equal to that rate of interest from time to time announced by The Wall Street Journal as its prime rate (adjusted annually); provided, however, that the Parent Company may not take monies from Deer Valley and loan or advance those monies back to Deer Valley.

     (d)     An annual audit and associated quarterly reviews fee of $30,000 per
manufacturing  plant  per  year  shall  be   expensed   to  Deer   Valley;   and

     (e) The Net Income Before Taxes of any additional plants or facilities acquired or added by Deer Valley shall be included in the Net Income Before Taxes (an "Additional Plant"); provided, however, the costs of financing the
             -----------------
acquisition of each Additional Plant (including dividends paid on preferred stock), and expenses related to the operation of such Additional Plant, shall reduce the Net Income Before Taxes.

     2.2     Time  of  Determination.
             -----------------------

     (a) The Net Income Before Taxes of Deer Valley shall be determined by the Accountants promptly after completion of the Audit. Copies of its report setting forth its computation of the Net Income Before Taxes of Deer Valley shall be submitted in writing to the Sellers and Parent Company and, unless either Parent Company or a Majority of the Sellers provides written notice within forty-five (45) days after receipt of the report that it objects to the computation of the Net Income Before Taxes set forth therein, the report shall be binding and conclusive for the purposes of this Agreement. Sellers shall have access to the books and records of Deer Valley and to Accountants' workpapers during regular business hours to verify the computation of the Net Income Before Taxes made by the Accountants.

     (b) If either Parent Company or a Majority of the Sellers provides notice in writing within forty-five (45) days after receipt of Accountants' report that it objects to the computation of the Net Income Before Taxes set forth therein, the amount of the Net Income Before Taxes for the fiscal year to which such report relates shall be determined by negotiation between Sellers and Parent Company. If a Majority of the Sellers and Parent Company are unable to reach agreement within forty-five (45) days after such notification, the determination of the amount of the Net Income Before Taxes for the period in question shall be submitted to a mutually agreeable third-party firm of
independent   certified   public   accountants   ("Special  Accountants")   for
                                                   --------------------
determination, whose determination shall be binding and conclusive on the parties. If the Special Accountants determine that the Net Income Before Taxes has been understated by three percent (3%) percent or more, then the Buyer shall pay the Special Accountants' fees, costs and expenses. If Net Income Before Taxes has not been understated or has been understated by less than three percent (3%) percent, then the Special Accountants' fees, costs and expenses shall be deducted as expenses from the Special Accountants' determination of Net Income Before Taxes for that particular fiscal year.

                                  ARTICLE III.
                             SETOFF; ACKNOWLEDGMENT
                             ----------------------

     3.1     Right  of  Setoff.     Notwithstanding anything contained herein to
             -----------------
the contrary, and as a non-exclusive remedy, Buyer and Parent Company shall have the right to withhold and set-off any amounts due to a Seller under Section 1.3 or Section 1.4 above against any amounts owed by such Seller to the Buyer, Parent Company, or Deer Valley for any claim for damages or indemnification to which Parent Company, Buyer or their Affiliates may be entitled under the Purchase Agreement or any other agreement entered into pursuant to the Purchase Agreement (a "Claim"). If Buyer, Parent Company, or Deer Valley is entitled to
               -----
set-off against one or more Sellers pursuant to this Article III in respect of a
                                                     -----------
Claim, such party shall give each such Seller written notice thereof. Any such notice shall set forth in reasonable detail and to the extent then known the basis for such Claim and the amount of such Claim. The providing of such notice shall not (a) relieve the Buyer from providing security pursuant to Section 1.2
            -
above,  or (b) making distributions pursuant to Section 1.3 or 1.4 above to each
            -
Seller that does not have any liability relative to such Claim. If notice of a Claim is provided, then Buyer, Parent Company and each Seller that has received such written notice shall attempt to resolve the Claim by negotiation. If Buyer, Parent Company and each such Seller are unable to reach agreement within forty-five (45) days after such notification, the determination of the amount shall be determined in a court of law pursuant to Section 4.8 below.

     3.2     Operation of Business. The Sellers acknowledge that (i) the earnout
             ---------------------
amounts are speculative and is subject to numerous factors outside the control of Parent Company, (ii) Parent Company owes no fiduciary duty or express or implied duty to the Sellers, including an implied duty of good faith and fair dealing, or duty to maximize Net Income Before Taxes of Deer Valley, and (iii) the parties solely intend the express provisions of this Agreement to govern their contractual relationship.

                                   ARTICLE IV.
                                  MISCELLANEOUS
                                  -------------

     4.1     Definitions.     For  purposes  of this Agreement, the terms listed
             -----------
below have the following meanings. Other terms not listed below are defined elsewhere in this Agreement.

     (a)     "Affiliate"  means  any  other  person  or  entity that directly or
              ----------
indirectly controls, or is under common control with, or is controlled by the specified person or entity, and if a person, any member of the immediate family of such individual. As used in this definition, "control" (including, with its
                                                   -------
correlative  meanings,  "controlled  by"  and "under common control with") shall
                         --------------        -------------------------
mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract, or otherwise) and "immediate family" shall mean any parent, child, grandchild, spouse, or sibling.
       ----------

     (b)     "Cumulative  Price  Adjustments"  means the cumulative total of all
              -------------------------------
Annual  Price  Adjustments made under Section 1.1 above, minus any payments that
                                                         -----
may  have  been  forfeited  under  Section  1.5(y)  above.
                                                -

     (c)     "Employment Agreement" means: (i) as to Joel Stephen Logan, II, the
              --------------------
Employment Agreement dated as of the same date as this Agreement, between Deer Valley and Joel Stephen Logan, II; (ii) as to Charles L. Murphree, Jr., the Employment Agreement dated as of the same date as this Agreement, between Deer Valley and Charles L. Murphree, Jr.; (iii) as to John Steven Lawler, the Employment Agreement dated as of the same date as this Agreement, between Deer Valley and John Steven Lawler; (iv) as to James David Shaw, the Employment Agreement dated as of the same date as this Agreement, between Deer Valley and James David Shaw; (v) as to William Joseph Aycock, Jr., the Employment Agreement dated as of the same date as this Agreement, between Deer Valley and William Joseph Aycock, Jr.; (vi) as to Jerry Ray Cooper, Jr, the Employment Agreement dated as of the same date as this Agreement, between Deer Valley and Jerry Ray Cooper, Jr and; (vii) as to Timothy Wayne Gann, the Employment Agreement dated as of the same date as this Agreement, between Deer Valley and Timothy Wayne Gann; and (viii) as to Jimmy Ray Hawkins, the Employment Agreement dated as of the same date as this Agreement, between Deer Valley and Jimmy Ray Hawkins.

     (d)     "Majority  of  the Sellers" means Sellers holding a majority of the
              -------------------------
shares  as  set  forth  next  to their names on Exhibit"A", as Exhibit"A" may be
                                                ----------     ----------
amended  from  time  to  time  pursuant  to  Section  1.5  above.

     (e)     "Non-Competition  Agreement"  means:  (i) as to Joel Stephen Logan,
              --------------------------
II, the Non-Competition Agreement dated as of the same date as this Agreement, between Deer Valley and Joel Stephen Logan, II; (ii) as to Charles L. Murphree, Jr., the Non-Competition Agreement dated as of the same date as this Agreement, between Deer Valley and Charles L. Murphree, Jr.; (iii) as to John Steven Lawler, the Non-Competition Agreement dated as of the same date as this Agreement, between Deer Valley and John Steven Lawler; (iv) as to James David Shaw, the Non-Competition Agreement dated as of the same date as this Agreement, between Deer Valley and James David Shaw; (v) as to William Joseph Aycock, Jr., the Non-Competition Agreement dated as of the same date as this Agreement, between Deer Valley and William Joseph Aycock, Jr.; (vi) as to Jerry Ray Cooper, Jr, the Non-Competition Agreement dated as of the same date as this Agreement, between Deer Valley and Jerry Ray Cooper, Jr and; (vii) as to Timothy Wayne Gann, the Non-Competition Agreement dated as of the same date as this Agreement, between Deer Valley and Timothy Wayne Gann; and (viii) as to Jimmy Ray Hawkins, the Non-Competition Agreement dated as of the same date as this Agreement, between Deer Valley and Jimmy Ray Hawkins.

     (f)     "Parent  Company"  means  Cytation  Corporation,  a  Delaware
              ---------------
corporation.

     (g)     "Sale  of  the  Business"  shall  mean  (a)  a merger, combination,
              -----------------------                 -
consolidation or similar business combination involving Deer Valley in which the Parent Company is not, directly or indirectly, the holder of a majority in interest of the voting securities of the surviving entity in such transaction,
(b)  a  sale,  lease  or conveyance of all or substantially all of the assets of
 -
Deer Valley or the Parent Company, or (c) a sale of a majority of the outstanding voting securities (including those securities convertible into or exchangeable for voting securities) of Deer Valley by DVA to any "person" or "group" (within the meaning of Securities Exchange Act of 1934, as amended) other than a transfer to the Parent Company upon dissolution of Buyer. Notwithstanding anything to the contrary herein, a change in ownership of the Parent Company shall not be deemed a Sale of the Business, unless the change in ownership is as the result of a merger, combination, consolidation or similar business combination.

     4.2     Benefit  of  Parties  and  No  Assignment.  All  of  the  terms and
             -----------------------------------------
provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement shall not be assignable by any of the Sellers, except upon death by will or intestacy.

     4.3     Counterparts.  This Agreement may be executed simultaneously in two
             ------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.4     Cooperation.  During  the  Term, each party will cooperate with and
             -----------
assist the other party in taking such acts as may be appropriate to enable all parties to effect compliance with the terms of this Agreement and to carry out the true intent and purposes hereof.

     4.5     Notices.  All  notices,  elections,  requests,  demands  or  other
             -------
communications hereunder shall be in writing and shall be deemed given at the time delivered personally or upon receipt if deposited in the United States mail, certified or registered, return receipt requested, postage prepaid addressed to the parties as follows (or to such other person or place, written notice of which any party hereto shall have given to the other):

     (a) If to a Seller, to the address set forth on Exhibit "A" attached hereto.

     (b)     If  to  Parent  Company  or  Buyer:

              Cytation Corporation or DeerValley Acquisitions Corp.
                            Attn: Charles G. Masters
                              4902 Eisenhower Blvd.
                                    Suite 185
                                 Tampa, FL 33634
                            Facsimile: (813) 885-5911

     4.6     Waiver  of  Compliance.  The  party  for  whose benefit a warranty,
             ----------------------
representation, covenant or condition is intended may, in writing, waive any inaccuracies in the warranties, representations, covenants or conditions contained in this Agreement or waive compliance with any of the foregoing and so waive performance of any of the obligations of the other party hereto and any defaults hereunder, provided, however, that such waiver shall not affect or impair the waiving party's rights in respect to any other warranty, representation, covenant, condition or default hereunder.

     4.7     Index  and  Captions.  The captions of the Articles and Sections of
             --------------------
this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any Article or Section hereof.

     4.8     Application  ofAlabama  Law;  Venue; Jurisdiction.  This Agreement,
             -------------------------------------------------
and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Alabama. Venue for any legal action which may be brought thereunder shall be deemed to lie in Marion County, Alabama. The parties agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this agreement is one for performance in Alabama. The parties to this agreement agree that they waive any objection, constitutional, statutory or otherwise, to a n Alabama's court's taking jurisdiction of any dispute between them. By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in an Alabama court.

     4.9     Legal  Fees and Costs.  If a legal action is initiated by any party
             ---------------------
to this Agreement against the other party arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, each party shall bear its respective fees, costs and expenses for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the obligation of and shall be paid or each respective party.

     4.10     Waiver  of  Jury  Trial.  The  parties hereby acknowledge that any
              -----------------------
dispute arising out of this Agreement will necessarily include various complicated legal and factual issues and therefore knowingly, voluntarily and intentionally waive trial by jury in any litigation in any court with respect to, in connection with or arising out of this Agreement, or the validity, interpretation, or enforcement hereof.

     4.11     Acknowledgments:  The  Employee  acknowledges  that  he  has  been
              ---------------
provided with a copy of this Agreement for review prior to signing it, that the Company has encouraged the Employee to have this Agreement reviewed by his attorney prior to signing it and that the Employee understands the purposes and effects of this Agreement.

     4.12     Entire  Agreement;  Amendment:  This  Agreement,  and  any  other
              -----------------------------
document referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each of the parties hereto and approved by the Board of Directors of the Parent Company.

                      [Signature page to Earnout Agreement]

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed in multiple original counterparts as of the date set forth above.

                      "Sellers"

                      /s/ Joel Stephen Logan, II
                      -------------------------------------
                      Joel  Stephen  Logan,  II

                      /s/ Charles L. Murphree, Jr.
                      -------------------------------------
                      Charles  L.  Murphree,  Jr.

                      /s/ John Steven Lawler
                      -------------------------------------
                      John  Steven  Lawler

                      /s/ James David Shaw
                      -------------------------------------
                      James  David  Shaw

                      /s/ William Joseph Aycock, Jr.
                      -------------------------------------
                      William  Joseph  Aycock,  Jr.

                      /s/ Jerry Ray Cooper, Jr.
                      -------------------------------------
                      Jerry  Ray  Cooper,  Jr.

                      /s/ Timothy Wayne Gann
                      -------------------------------------
                      Timothy  Wayne  Gann

                      /s/ Jimmy Ray Hawkins
                      -------------------------------------
                      Jimmy  Ray  Hawkins

                      "Buyer"

                      DeerValley  Acquisitions,  Corp.,  a  Florida  corporation

                     By:
                        ---------------------------
                     Name:
                          -------------------------
                      Its:
                          -------------------------

                     "Parent  Company"

                     Cytation  Corporation,  a  Delaware  corporation

                     By:
                        --------------------------

                     Name:
                          ------------------------

                     Its:
                         -------------------------